UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                    --------------------------

                             FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 1994


                    Commission File Number 0-511


                    COBRA ELECTRONICS CORPORATION
       (Exact name of Registrant as specified in its Charter)


             DELAWARE                       36-2479991
   (State of incorporation)     (I.R.S. Employer Identification No.)


      6500 WEST CORTLAND STREET
          CHICAGO, ILLINOIS                          60635
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (312) 889-8870
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 15, 1994, the Registrant's Board of Directors engaged Deloitte & Touche as its independent accountant for fiscal year 1994. The Registrant's decision not to retain its independent accountant for fiscal year 1993 was previously reported on the Registrant's Current Report on Form 8-K dated July 19, 1994, as amended. The decision to engage Deloitte & Touche was recommended to the Board of Directors by its Audit and Finance Committee.






                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COBRA ELECTRONICS CORPORATION


Dated: August 19, 1994        By: Gerald M. Laures
                                  -------------------------
                                  Gerald M. Laures
                                  Vice President - Finance and
                                     Corporate Secretary
                                  (Chief Financial and
                                     Accounting Officer)

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